EXHIBIT 99.2
WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

CONSOLIDATED EARNINGS (in millions)	Q1		Q2		Year-to-date		Q3	Q4	Year-to-date
	March 26,	March 27,	June 25,	June 26,	June 25,	June 26,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2005	2005	2005

Net sales and revenues:
Weyerhaeuser(1)	$4,596	$4,629	$4,941	$5,065	$9,537	$9,694	$4,898	$4,764	$19,356
Real Estate and Related Assets	690	655	746	648	1,436	1,303	596	1,016	2,915

Total net sales and revenues	5,286	5,284	5,687	5,713	10,973	10,997	5,494	5,780	22,271

Costs and expenses:
Weyerhaeuser:
Costs of products sold(2)	3,638	3,550	3,838	3,869	7,476	7,419	3,833	3,894	15,146
Depreciation, depletion and amortization	308	318	307	321	615	639	322	328	1,289
Selling expenses	110	116	126	117	236	233	117	107	457
General and administrative expenses	256	221	224	217	480	438	235	222	895
Research and development expenses	16	14	15	12	31	26	18	17	61
Taxes other than payroll and income taxes	44	46	46	48	90	94	69	16	179
Charges for restructuring(3)	—	5	18	4	18	9	2	10	21
Charges for closure of facilities	1	5	17	3	18	8	29	656	693
Impairment of goodwill(4)	746	—	3	—	749	—	—	—	—
Other operating costs, net(5)(6)	30	9	(23)	(40)	7	(31)	(32)	3	(60)

	5,149	4,284	4,571	4,551	9,720	8,835	4,593	5,253	18,681

Real Estate and Related Assets:
Costs and operating expenses(7)	481	426	555	441	1,036	867	401	677	1,945
Depreciation and amortization	3	3	4	4	7	7	4	5	16
Selling expenses	37	33	43	36	80	69	36	46	151
General and administrative expenses	30	24	34	25	64	49	27	28	104
Taxes other than payroll and income taxes	1	1	2	—	3	1	1	1	3
Other operating costs, net	(3)	—	3	(2)	—	(2)	(2)	1	(3)
Impairment of long-lived assets	—	—	—	—	—	—	—	33	33

	549	487	641	504	1,190	991	467	791	2,249

Total costs and expenses	5,698	4,771	5,212	5,055	10,910	9,826	5,060	6,044	20,930

Operating income	(412)	513	475	658	63	1,171	434	(264)	1,341
Interest expense and other:
Weyerhaeuser:
Interest expense incurred(8)	(152)	(196)	(152)	(179)	(304)	(375)	(193)	(171)	(739)
Less interest capitalized(2)	16	—	20	2	36	2	3	4	9
Interest income and other	19	27	15	20	34	47	143	24	214
Equity in income (loss) of affiliates(9)	3	—	6	4	9	4	2	(12)	(6)
Real Estate and Related Assets:
Interest expense incurred	(14)	(14)	(14)	(14)	(28)	(28)	(13)	(14)	(55)
Less interest capitalized	14	14	14	14	28	28	13	14	55
Interest income and other	10	5	3	(2)	13	3	4	5	12
Equity in income of unconsolidated entities(10)	21	10	15	13	36	23	14	20	57

Earnings before income taxes	(495)	359	382	516	(113)	875	407	(394)	888
Income taxes(11)	(87)	(125)	(82)	(225)	(169)	(350)	(119)	151	(318)

Earnings from continuing operations	(582)	234	300	291	(282)	525	288	(243)	570
Earnings from discontinued operations, net of taxes(12)	2	5	14	129	16	134	(3)	32	163

Net earnings	$(580)	$239	$314	$420	$(266)	$659	$285	$(211)	$733

Basic net earnings per share:
Continuing operations	$(2.37)	$0.96	$1.21	$1.20	$(1.15)	$2.15	$2.47	$(0.99)	$2.33
Discontinued operations	0.01	0.02	0.06	0.52	0.07	0.55	(0.01)	0.13	0.67

Net earnings per share	$(2.36)	$0.98	$1.27	$1.72	$(1.08)	$2.70	$2.46	$(0.86)	$3.00

Diluted net earnings per share:
Continuing operations	$(2.37)	$0.96	$1.20	$1.19	$(1.15)	$2.15	$2.46	$(0.99)	$2.32
Discontinued operations	0.01	0.02	0.06	0.52	0.07	0.54	(0.01)	0.13	0.66

Net earnings per share	$(2.36)	$0.98	$1.26	$1.71	$(1.08)	$2.69	$2.45	$(0.86)	$2.98

Dividends paid per share	$0.50	$0.40	$0.50	$0.50	$1.00	$0.90	$0.50	$0.50	$1.90

Weighted average shares outstanding (in thousands)
Basic	245,794	242,863	248,147	244,702	246,971	243,782	245,009	245,215	244,447
Diluted	245,794	244,185	249,194	245,881	246,971	244,959	246,190	246,198	245,559

PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
                    (in millions)

(1)	Countervailing and anti-dumping duties and
	related costs per quarter were charges of:					YTD	YTD
		Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q2 2006	Q2 2005	Q3 2005	Q4 2005	YE 2005
		$11	$22	$10	$27	$21	$49	$19	$16	$84

(2)	Weyerhaeuser capitalized interest for the first and second quarters of 2006 include $14 million and $15 million, respectively, for the capitalization of Weyerhaeuser interest on WRECO assets. Weyerhaeuser cost of products sold includes $7 million in each of the first and second quarters of 2006 to expense previously capitalized interest in connection with the sale of the related real estate assets. See Note 6 for 2005 information.

(3)	The second quarter of 2006 includes an $18 million dollar charge related to the restructuring of the Containerboard, Packaging and Recycling business model.

(4)	The first and second quarters of 2006 include write-offs of goodwill associated with the fine paper business of $746 million and $3 million, respectively.

(5)	Net foreign exchange gains (losses), primarily from
	fluctuations in Canadian and New Zealand exchange rates:					YTD	YTD
		Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q2 2006	Q2 2005	Q3 2005	Q4 2005	YE 2005
		$(26)	$13	$21	$(13)	$(5)	$—	$37	$(21)	$16

(6)	The first quarter of 2005 includes a $12 million charge for the settlement of a linerboard antitrust lawsuit. The second quarter of 2005 includes an $18 million charge related to alder litigation and $57 million of income related to the recognition of a deferred gain from previous timberlands sales. The third quarter of 2005 includes a $115 million gain on the sale of an investment in a joint venture. The fourth quarter of 2005 includes a $38 million charge for the settlement of linerboard antitrust litigation and $43 million of income for the cumulative effect of a change to begin capitalizing Weyerhaeuser interest to assets of Weyerhaeuser Real Estate Company.

(7)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery.

(8)	The third and fourth quarters of 2005 include charges of $21 million and $15 million, respectively, for the early extinguishment of debt.

(9)	The fourth quarter of 2005 includes a $15 million charge related to the impairment of an investment in an equity affiliate.

(10)	The first quarter of 2006 includes recognition of $9 million of deferred income in connection with partnership restructurings.

(11)	The second quarter of 2006 includes a one-time tax benefit of $48 million related to a change in Texas state income tax law, a reduction in the Canadian federal income tax rate and a deferred tax adjustment related to the Medicare Part D subsidy. The second quarter of 2005 includes a charge of $44 million related to the repatriation of $1.1 billion of eligible Canadian earnings under the provisions of the American Jobs Creation Act of 2004. The third quarter of 2005 includes a one-time tax benefit of $14 million related to a change in the Ohio state income tax law.

(12)	Includes the net operating results of the company’s coastal British Columbia operations and its North American and French composites operations. The second quarter of 2005 includes a gain of $110 million, including a tax benefit of $46 million, related to the sale of the coastal British Columbia operations. The fourth quarter of 2005 includes a pretax gain of $57 million and related tax expense of $23 million associated with the sale of the French composites operations.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

Net sales and revenues (in millions):	Q1		Q2		Year-to-date		Q3	Q4	Year-to-date
	March 26,	March 27,	June 25,	June 26,	June 25,	June 26,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2005	2005	2005
Timberlands:
Logs	$201	$182	$198	$195	$399	$377	$188	$196	$761
Other products	62	82	71	63	133	145	65	76	286

	263	264	269	258	532	522	253	272	1,047

Wood Products:
Softwood lumber	782	892	857	1,032	1,639	1,924	889	811	3,624
Plywood	135	183	147	196	282	379	184	172	735
Veneer	13	13	13	10	26	23	9	12	44
Composite panels	121	120	140	132	261	252	122	123	497
OSB	287	288	273	306	560	594	267	303	1,164
Hardwood lumber	99	94	105	102	204	196	95	99	390
Engineered I-Joists	183	160	216	213	399	373	202	181	756
Engineered Solid Section	221	190	249	241	470	431	244	221	896
Logs	7	27	5	24	12	51	6	5	62
Other products	225	272	295	339	520	611	326	290	1,227

	2,073	2,239	2,300	2,595	4,373	4,834	2,344	2,217	9,395

Cellulose Fiber and White Papers:
Pulp	394	376	402	355	796	731	381	370	1,482
Paper	613	599	601	611	1,214	1,210	604	603	2,417
Coated groundwood	40	42	44	47	84	89	45	46	180
Liquid packaging board	46	47	62	52	108	99	50	54	203
Other products	14	14	16	12	30	26	16	12	54

	1,107	1,078	1,125	1,077	2,232	2,155	1,096	1,085	4,336

Containerboard, Packaging and Recycling:
Containerboard	82	117	84	101	166	218	86	91	395
Packaging	911	898	1,002	969	1,913	1,867	929	914	3,710
Recycling	80	92	85	92	165	184	87	81	352
Bags	20	22	20	21	40	43	20	20	83
Other products	34	34	46	40	80	74	47	46	167

	1,127	1,163	1,237	1,223	2,364	2,386	1,169	1,152	4,707

Real Estate and Related Assets	690	655	747	648	1,437	1,303	596	1,016	2,915
Corporate and Other	116	149	117	151	233	300	146	154	600
Less sales of discontinued operations	(90)	(264)	(108)	(239)	(198)	(503)	(110)	(116)	(729)

	$5,286	$5,284	$5,687	$5,713	$10,973	$10,997	$5,494	$5,780	$22,271

Contribution (charge) to earnings: (in millions)	Q1		Q2		Year-to-date		Q3	Q4	Year-to-date
	March 26,	March 27,	June 25,	June 26,	June 25,	June 26,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2005	2005	2005

Timberlands (1) (2) (4)	$198	$200	$224	$210	$422	$410	$191	$183	$784
Wood Products (1) (2) (5)	117	131	131	204	248	335	124	26	485
Cellulose Fiber and White Papers (1) (2) (6)	(763)	19	23	16	(740)	35	(2)	(477)	(444)
Containerboard, Packaging and Recycling (1) (2) (7)	22	48	74	99	96	147	36	(188)	(5)
Real Estate and Related Assets(2) (8)	172	183	123	156	295	339	145	250	734
Corporate and Other(1) (2) (3) (9)	(102)	(17)	(40)	99	(142)	82	101	33	216

	$(356)	$564	$535	$784	$179	$1,348	$595	$(173)	$1,770

PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO EARNINGS
(in millions)

						YTD	YTD
(1)	Closure charges by segment:	Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q2 2006	Q2 2005	Q3 2005	Q4 2005	YE 2005

	Timberlands	$—	$3	$—	$—	$—	$3	$—	$3	$6
	Wood Products	—	1	1	1	1	2	6	91	99
	Cellulose Fiber and White Papers	(1)	—	11	—	10	—	22	427	449
	Containerboard, Packaging and Recycling	2	4	5	2	7	6	1	130	137
	Corporate and Other	—	—	—	—	—	—	—	5	5

		$1	$8	$17	$3	$18	$11	$29	$656	$696

The above closure charges for the first quarter and full year 2005 include $3 million of costs incurred within the company’s discontinued operations.

						YTD	YTD
		Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q2 2006	Q2 2005	Q3 2005	Q4 2005	YE 2005

(2)	Stock-based compensation charges (income) recognized by segment:
	Timberlands	$1	$—	$—	$—	$1	$—	$—	$—	$—
	Wood Products	2	—	—	—	2	—	—	—	—
	Cellulose Fiber and White Papers	1	—	—	—	1	—	—	—	—
	Containerboard, Packaging and Recycling	2	—	(1)	—	1	—	—	—	—
	Real Estate and Related Assets	—	—	1	—	1	—	—	—	—
	Corporate and Other	15	2	(4)	(6)	11	(4)	3	12	11

		$21	$2	$(4)	$(6)	$17	$(4)	$3	$12	$11

YTD	YTD
Q1 2006	Q1 2005	Q2 2006	Q2 2005	Q2 2006	Q2 2005	Q3 2005	Q4 2005	YE 2005
(3)	Net foreign exchange gains (losses) included in Corporate
and Other were:	$(26)	$13	$20	$(12)	$(6)	$1	$38	$(20)	$19

(4)	Additonal Timberlands notes:
(a) Hurricane related losses were $5 million in third quarter 2005 and $6 million in fourth quarter 2005.

(5)	Additonal Wood Products notes:
(a) Refer to footnote 1 to Consolidated Earnings regarding countervailing duty and anti-dumping costs included in Wood Products.
(b) The second quarter of 2005 includes an $18 million charge related to alder litigation. The third quarter of 2005 includes $9 million of income related to the reduction of reserves for alder litigation and an insurance settlement related to product liability claims.
(c) The second quarter of 2005 includes a $6 million gain related to a tenure reallocation agreement with the British Columbia government.

(6)	Additional Cellulose Fiber and White Papers notes:
(a) The first and second quarters of 2006 include write-offs of goodwill associated with the fine paper business of $746 million and $3 million, respectively.

(7)	Additional Containerboard, Packaging and Recycling notes:
(a) The second quarter of 2006 includes a charge of $18 million related to the restructuring of the Containerboard, Packaging and Recycling business model.
(b) The first and fourth quarters of 2005 include charges of $12 million and $38 million, respectively, associated with the settlement of linerboard antitrust lawsuits.
(c) The third quarter of 2005 had a charge of $1 million related to hurricane damage.

(8)	Additional Real Estate and Related Assets notes:
(a) The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery and income of $9 million related to recognition of deferred income in connection with partnership restructurings.
(b) The first and second quarters of 2006 includes net gains (losses) on land and lot sales of $33 million and ($1) million, respectively. The first, second, third and fourth quarters of 2005 include net gains (losses) on land and lot sales of $57 million, $21 million, ($1) and $2 million, respectively. The fourth quarter of 2005 also includes a $33 million charge for the impairment of unimproved land.

(9)	Additional Corporate and Other notes:
(a) The second quarter of 2005 includes a $64 million pretax gain on the sale of the company’s operations in coastal British Columbia and $57 million of income related to the recognition of a deferred gain from previous timberlands sales. The third quarter of 2005 includes a $115 million gain on the sale of an investment in a joint venture. The fourth quarter of 2005 includes a $57 million gain on the sale of the company’s French composites operations and $43 million of income for the cumulative effect of a change to begin capitalizing Weyerhaeuser interest to assets of Weyerhaeuser Real Estate Company.

(b) The fourth quarter of 2005 includes charges of $15 million related to the impairment of an investment in an equity affiliate.

PRELIMINARY RESULTS SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

Third party sales volumes:	Q1		Q2		Year-to-date		Q3	Q4	Year-to-date
	March 26,	March 27,	June 25,	June 26,	June 25,	June 26,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2005	2005	2005
Timberlands (thousands):
Logs — cunits	935	864	808	863	1,743	1,727	886	939	3,552
Wood Products (millions):
Softwood lumber — board feet	1,921	2,057	2,113	2,355	4,034	4,412	2,179	2,059	8,650
Plywood — square feet (3/8”)	389	537	458	600	847	1,137	558	485	2,180
Veneer — square feet (3/8”)	61	60	63	59	124	119	51	61	231
Composite panels — square feet (3/4”)	302	299	324	317	626	616	308	305	1,229
Oriented strand board — square feet (3/8”)	1,000	908	1,069	1,041	2,069	1,949	1,008	991	3,948
Hardwood lumber — board feet	103	102	110	114	213	216	105	106	427
Engineered I-Joists — lineal feet	114	108	137	138	251	246	125	113	484
Engineered Solid Section — cubic feet	9	9	11	10	20	19	10	9	38
Logs — cunits (in thousands)	55	187	46	177	101	364	41	46	451
Cellulose Fiber and White Papers (thousands):
Pulp — air-dry metric tons	651	629	647	587	1,298	1,216	653	633	2,502
Paper — tons	753	736	662	742	1,415	1,478	757	761	2,996
Coated groundwood — tons	52	58	59	62	111	120	56	56	232
Liquid packaging board — tons	56	60	71	65	127	125	64	69	258
Paper converting — tons	511	475	474	494	985	969	494	501	1,964
Containerboard, Packaging and Recycling (thousands):
Containerboard — tons	211	295	189	259	400	554	238	254	1,046
Packaging — MSF	18,342	17,354	19,168	18,600	37,510	35,954	18,560	19,117	73,631
Recycling — tons	733	692	719	695	1,452	1,387	665	676	2,728
Kraft bags and sacks — tons	20	23	20	22	40	45	22	22	89
Real Estate and Related Assets:
Single-family homes sold	1,472	1,378	1,325	1,525	2,797	2,903	1,608	1,174	5,685
Single-family homes closed	1,161	1,189	1,483	1,279	2,644	2,468	1,257	1,922	5,647
Single-family homes sold but not closed at end of period	3,105	2,561	2,947	2,807	2,947	2,807	3,158	2,410	2,410

Total production volumes:	Q1		Q2		Year-to-date		Q3	Q4	Year-to-date
	March 26,	March 27,	June 25,	June 26,	June 25,	June 26,	Sept. 25,	Dec. 25,	Dec. 25,
	2006	2005	2006	2005	2006	2005	2005	2005	2005
Timberlands (thousands):
Fee Depletion — cunits	2,132	2,248	2,083	2,231	4,215	4,479	2,098	2,153	8,730
Wood Products (millions):
Softwood lumber — board feet	1,663	1,821	1,650	1,869	3,313	3,690	1,651	1,645	6,986
Plywood — square feet (3/8”)	241	303	245	302	486	605	296	254	1,155
Veneer — square feet (3/8”) (1)	455	517	455	529	910	1,046	486	447	1,979
Composite panels — square feet (3/4”)	278	267	288	282	566	549	268	263	1,080
Oriented strand board — square feet (3/8”)	1,073	1,007	1,062	1,019	2,135	2,026	1,017	1,035	4,078
Hardwood lumber — board feet	82	92	83	96	165	188	91	85	364
Engineered I-Joists — LF	121	133	136	132	257	265	108	110	483
Engineered Solid Section — CF	11	11	12	10	23	21	10	10	41
Cellulose Fiber and White Papers (thousands):
Pulp — air-dry metric tons	676	621	588	614	1,264	1,235	663	604	2,502
Paper — tons (2)	724	763	672	752	1,396	1,515	765	780	3,060
Coated groundwood — tons	56	55	56	59	112	114	60	60	234
Liquid packaging board — tons	61	60	75	64	136	124	69	71	264
Paper converting — tons	498	475	461	487	959	962	483	505	1,950
Containerboard, Packaging and Recycling (thousands):
Containerboard — tons (3)	1,575	1,503	1,533	1,581	3,108	3,084	1,597	1,587	6,268
Packaging — MSF	19,550	18,628	20,290	19,915	39,840	38,543	19,416	20,130	78,089
Recycling — tons (4)	1,716	1,624	1,684	1,673	3,400	3,297	1,716	1,730	6,743
Kraft bags and sacks — tons	19	23	20	22	39	45	21	22	88
(1)   Veneer production represents lathe production and includes volumes that are further processed into plywood and engineered lumber products by company mills.
(2)   Paper production includes unprocessed rolls and converted paper volumes.
(3)   Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.
(4)   Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
(in millions)

	March 26,	June 25,	Dec. 25,
Assets	2006	2006	2005
Weyerhaeuser
Current assets:
Cash and short-term investments	$105	$113	$818
Receivables, less allowances	1,828	1,942	1,727
Inventories	2,050	1,911	1,899
Prepaid expenses	433	427	414
Assets of discontinued operations	136	134	136

Total current assets	4,552	4,527	4,994
Property and equipment	10,175	10,158	10,397
Construction in progress	640	607	528

Timber and timberlands at cost, less fee stumpage charged to disposals	3,702	3,696	3,705
Investments in and advances to equity affiliates	475	479	486
Goodwill	2,235	2,243	2,982
Deferred pension and other assets	1,284	1,303	1,314
Restricted assets held by special purpose entitites	914	916	916

	23,977	23,929	25,322

Real Estate and Related Assets
Cash and short-term investments	39	36	286
Receivables, less allowances	143	141	42
Real estate and land for sale and development	2,639	2,872	2,092
Other assets	413	486	357
Assets not owned, consolidated under FIN 46R	170	154	130

	3,404	3,689	2,907

Total assets	$27,381	$27,618	$28,229

Liabilities and Shareholders’ Interest

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$1	$2	$3
Current maturities of long-term debt	699	603	389
Accounts payable	1,193	1,222	1,241
Accrued liabilities	1,253	1,327	1,622

Total current liabilities	3,146	3,154	3,255
Long-term debt	6,938	7,025	7,404
Deferred income taxes	4,001	3,913	4,035
Deferred pension, other postretirement benefits and other liabilities	1,651	1,674	1,591
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	765	764

	16,499	16,531	17,049

Real Estate and Related Assets
Notes payable and commercial paper	63	125	3
Long-term debt	878	628	851
Other liabilities	598	707	417
Liabilities not owned, consolidated under FIN 46R	114	127	109

	1,653	1,587	1,380

Total liabilities	18,152	18,118	18,429
Shareholders’ interest	9,229	9,500	9,800

Total liabilities and shareholders’ interest	$27,381	$27,618	$28,229

STATEMENT OF CASH FLOWS	Q1		Q2		Year-to-date		Q3	Q4	Year-to-date
SELECTED INFORMATION (unaudited)	March 26,	March 27,	June 25,	June 26,	June 25,	June 26,	Sept. 25,	Dec. 25,	Dec. 25,
(in millions)	2006	2005	2006	2005	2006	2005	2005	2005	2005
(Weyerhaeuser only, excludes Real Estate & Related Assets)

Net cash from operations	$(209)	$(203)	$565	$723	$356	$520	$452	$648	$1,620
Cash paid for property and equipment	$(182)	$(117)	$(184)	$(196)	$(366)	$(313)	$(220)	$(310)	$(843)
Cash paid for timberlands reforestation	$(12)	$(12)	$(9)	$(6)	$(21)	$(18)	$(6)	$(8)	$(32)
Cash received from issuances of debt	$—	$—	$—	$1	$—	$1	$—	$—	$1
Revolving credit facilities, notes and commercial paper									—
borrowings, net	$(68)	$19	$19	$23	$(49)	$42	$(40)	$170	$172
Payments on debt	$(158)	$(404)	$(10)	$(206)	$(168)	$(610)	$(965)	$(603)	$(2,178)
Proceeds from the sale of operations	$—	$—	$—	$1,107	$—	$1,107	$—	$102	$1,209

PRELIMINARY RESULTS – SUBJECT TO AUDIT